                                                                  Exhibit 99 (b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  August 27, 2001

(i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                      $28,207,141.73
                   --------------------
                  (  $    0.0001007     , per $1,000 original principal amount of the Notes)
                   --------------------
(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                         $0.00
                   --------------------
                  (  $          -       , per-$1,000 original principal amount of the Notes)
                   --------------------
(iii) Amount of principal being paid or distributed in respect of the Class M Notes:
                         $0.00
                   --------------------
                  (  $          -       , per-$1,000 original principal amount of the Notes)
                   --------------------
(iv) Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                      $1,708,536.02
                   --------------------
                  (  $    0.0000061     , per $1,000 original principal amount of the Notes)
                   --------------------
(v)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                      $7,343,750.00
                   --------------------
                  (  $    0.0000118     , per $1,000 original principal amount of the Notes)
                   --------------------
(vi) (a) Amount of interest being paid or distributed in respect of the Class M Notes:
                       $358,766.67
                   --------------------
                  (  $   0.0000120     , per $1,000 original principal amount of the Notes)
                   --------------------
       (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                        $14,883.33
                   --------------------
                  (  $   0.0000005     , per $1,000 original principal amount of the Notes)
                   --------------------
(vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
       (1)  Distributed to Class A-1 Noteholders:
                          $0.00
                   --------------------
                  (  $           -      , per $1,000 original principal amount of the Notes)
                   --------------------

       (2)  Distributed to Class A-2 Noteholders:
                          $0.00
                   --------------------
                  (  $           -      , per $1,000 original principal amount of the Notes)
                   --------------------
       (3)  (a)  Distributed to Class M Noteholders:
                          $0.00
                   --------------------
                  (  $           -      , per $1,000 original principal amount of the Notes)
                   --------------------
            (b)  Distributed to Class M Strip:
                          $0.00
                   --------------------
                    $            -      , per $1,000 original principal amount of the Notes)
                   --------------------
       (4)  Balance on Class A-1 Notes:
                          $0.00
                   --------------------
                  (  $           -      , per $1,000 original principal amount of the Notes)
                   --------------------
       (5)  Balance on Class A-2 Notes:
                          $0.00
                   --------------------
                  (  $           -      , per $1,000 original principal amount of the Notes)
                   --------------------


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                                                                          Page 2

       (6)  (a)  Balance on Class M Notes:
                          $0.00
                   --------------------
                  (  $             -    , per-$1,000 original principal amount of the Notes)
                   --------------------
            (b)  Balance on Class M Strip:
                          $0.00
                   --------------------
                  (  $             -    , per-$1,000 original principal amount of the Notes)
                   --------------------
(viii) Payments made under the Cap Agreement on such date:           August 24, 2001
                                                              -------------------------------
                  (        $0.00        with respect to the Class A-1 Notes,
                   --------------------
                  (        $0.00        with respect to the Class A-2 Notes,
                   --------------------
                  (        $0.00        with respect to the Class M Notes,
                   --------------------
(ix)   Pool Balance at end of related Collection Period:      $842,124,697.22
                                                         ---------------------------
(x)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:        $122,214,224.91
                                                                   ---------------------------
            (2)  Class A-1 Note Pool Factor:               0.43647937
                                                      --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:        $625,000,000.00
                                                                   ---------------------------
            (2)  Class A-2 Note Pool Factor:               1.00000000
                                                      --------------------
       (c)  (1)  Outstanding principal amount of Class M Notes:          $30,000,000.00
                                                                   ---------------------------
            (2)  Class M Note Pool Factor:                 1.00000000
                                                      --------------------
       (d)  (1)  Outstanding principal amount of Certificates:           $65,000,000.00
                                                                   ---------------------------
            (2)  Certificate Pool Factor:                  1.00000000
                                                      --------------------
(xi)   Note Interest Rate for the Notes:
       (a)  In general
            (1)  Three-Month Libor was
                 4.0700000%  for the current period
                 -----------
            (2)  The Student Loan Rate was:      Not Applicable   (1)
                                                 -----------------
       (b)  Note Interest Rate for the Class A-1 Notes:     4.3500000%  (Based on 3-Month LIBOR)
                                                           -----------
       (c)  Note Interest Rate for the Class A-2 Notes:     4.5000000%  (Based on 3-Month LIBOR)
                                                           -----------
       (d)  Note Interest Rate for the Class M Notes:       4.7700000%  (Based on 3-Month LIBOR)
                                                           -----------
(xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:   $1,058,556.76
                                                                           -------------------
                  $ 0.000003781     , per $1,000 original principal amount of the Class A-1 Notes.
                 ------------------
                  $ 0.000001694     , per $1,000 original principal amount of the Class A-2 Notes.
                 ------------------
                  $ 0.000035285     , per $1,000 original principal amount of the Class M Notes.
                 ------------------
(xiii)      Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                           -------------------
                  $ 0.000000011     , per $1,000 original principal amount of the Class A-1 Notes.
                 ------------------
                  $ 0.000000005     , per $1,000 original principal amount of the Class A-2 Notes.
                 ------------------
                  $ 0.000000100     , per $1,000 original principal amount of the Class M Notes.
                 ------------------
(xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    $740,360.94
                                                                                           -------------------

       (b)  Delinquent Contracts                     # DISB.        %            $ AMOUNT              %
                                                     -------        -            --------              -
            30-60 Days Delinquent                     1,706       1.96%        $ 16,330,935          2.76%
            61-90 Days Delinquent                       732       0.84%        $  7,158,732          1.21%
            91-120 Days Delinquent                      510       0.59%        $  4,922,376          0.83%
            More than 120 Days Delinquent             1,260       1.45%        $ 12,959,956          2.19%
            Claims Filed Awaiting Payment               354       0.41%        $  3,372,195          0.57%
                                                    ----------   --------     ---------------      ---------
               TOTAL                                  4,562       5.25%        $ 44,744,194          7.57%


(xv)   Amount in the Prefunding Account:               $89,527.69
                                                 ------------------
(xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used
          to acquire Subsequent Pool Student Loans:       0.00

         (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.






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